UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 24, 2007

RIDGEWOOD ELECTRIC POWER TRUST V
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24143	22-3437351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE 19801	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.                                Other Events.

On October 24, 2007, Ridgewood Renewable Power LLC, the manager of Ridgewood Electric Power Trust V (the “Fund”), sent a letter to shareholders of the Fund, a copy of which is furnished as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title
99	Letter to Shareholders of Ridgewood Electric Power Trust V from Ridgewood Renewable Power LLC dated October 24, 2007

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  RIDGEWOOD ELECTRIC POWER TRUST V

Date: October 24, 2007                                                                By: /s/ RANDALL D. HOLMES
Name:   Randall D. Holmes
Title:     President & CEO

EXHIBIT INDEX

Exhibit No.	Title
99	Letter to Shareholders of Ridgewood Electric Power Trust V from Ridgewood Renewable Power LLC dated October 24, 2007